Exhibit 10.1

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
FOR NON U.S. SUBSCRIBERS

ONCOSEC MEDICAL INCORPORATED

PRIVATE PLACEMENT OF UNITS

INSTRUCTIONS TO SUBSCRIBER:

1.                                       COMPLETE the information on page 10 of this Subscription Agreement.

2.                                       DELIVER the Subscription Proceeds to the President, Punit Dhillon, at the address of the Company set out below.

3.                                       COURIER the originally executed copy of the entire Subscription Agreement to the President, at:

ONCOSEC MEDICAL INCORPORATED
8th Floor — 200 South Virginia Street
Reno, Nevada  89501
U.S.A.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Non U.S. Subscribers Only)

TO:	ONCOSEC MEDICAL INCORPORATED (the “Company”)
8th Floor — 200 Sough Virginia Street
Reno, Nevada 89501
U.S.A.

Purchase of Units

1.                                      Subscription

1.1           The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of units (the “Units”) as set out on page 10 of this Subscription Agreement at a price of US$0.75 per Unit (such subscription and agreement to purchase being the “Subscription Agreement”), for the total subscription price as set out on page 10 of this Subscription Agreement (the “Subscription Proceeds”), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.  Each Unit is comprised of one share of the Company’s common stock (a “Share”) and one share purchase warrant (a “Warrant”) entitling the holder to purchase an additional Share (a “Warrant Share” and where referred to collectively with the Shares and the Warrants, the “Securities”) at an exercise price of $1.00 for a period of five years following the Closing Date (as hereinafter defined).

1.2           The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Units.  Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company.

1.3           Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.                                      Payment

2.1           The Subscription Proceeds must accompany this Subscription Agreement and shall be sent directly to the Company.

2.2           Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this subscription being accepted by the Company.

3.                                      Documents Required from Subscriber

3.1           The Subscriber must complete, sign and return to the Company one (1) executed copy of this Subscription Agreement.

3.2           The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable laws.

4.                                      Closing

4.1           The closing of the purchase and sale of the Units (the “Closing”) shall occur on such date as may be determined by the Company in its sole discretion (the “Closing Date”).  The Subscriber acknowledges that Units may be issued to other subscribers under this offering (the “Offering”) before or after the Closing Date.

4.2           The Subscriber acknowledges that the certificates representing the Shares and the Warrants will be available for delivery upon Closing provided that the Subscriber has satisfied the requirements of Section 2.1 and Section 3 hereof and the Company has accepted this Subscription Agreement.

5.                                      Acknowledgements of Subscriber

5.1           The Subscriber acknowledges and agrees that:

(a)                                  the Securities have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold, directly or indirectly, in the United States or to U.S. Persons (as defined herein), except in accordance with the provisions of Regulation S under the 1933 Act, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)                                 the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c)                                  the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(d)                                 the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company regarding the Offering;

(e)                                  the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(f)                                    by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Subscription Agreement;

(g)                                 the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(h)                                 the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein, or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)                                     the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(j)                                     that resale of any of the Securities in Canada is restricted except pursuant to an exemption from applicable securities legislation;

(k)                                  the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(l)                                     the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(m)                               the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable securities laws;

(n)                                 the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state securities laws;

(o)                                 the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(p)                                 the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to sell the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation will not be available to the Subscriber;

(q)                                 the Securities are not listed on any stock exchange or automated dealer quotation system, except that the Company’s common stock is currently quoted on the Financial Industry Regulatory Authority’s Over-the-Counter Bulletin Board in the United States, and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(r)                                    neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(s)                                  no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(t)                                    there is no government or other insurance covering any of the Securities; and

(u)                                 this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription Agreement for any reason.

6.                                      Representations, Warranties and Covenants of the Subscriber

6.1           The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(a)                                  the Subscriber is not a U.S. Person;

(b)                                 the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(c)                                  the Subscriber is resident in the jurisdiction set out on page 10 of this Subscription Agreement;

(d)                                 the issuance of the Securities to the Subscriber as contemplated by the delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(e)                                  the Subscriber:

(i)                                     is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities,

(ii)                                  is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)                               acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities, and

(iv)                              represents and warrants that the acquisition of the Securities by the Subscriber does not trigger:

A.                                   any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.                                     any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f)                                    the Subscriber is acquiring the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(g)                                 the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(h)                                 the Subscriber has received and carefully read this Subscription Agreement;

(i)                                     the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(j)                                     the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(k)                                  the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(l)                                     the Subscriber (i) has adequate net worth and means of providing for the Subscriber’s current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(m)                               the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Subscriber is providing evidence of knowledge and experience in these matters through the information contained in this Subscription Agreement;

(n)                                 the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(o)                                 the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(p)                                 the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(q)                                 all information contained in this Subscription Agreement is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the Closing Date;

(r)                                    the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(s)                                  the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Subscriber has not subdivided his interest in the Securities with any other person;

(t)                                    the Subscriber is not an underwriter of, or dealer in, the Shares of the Company’s common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(u)                                 the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of the Subscriber’s legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(v)                                 if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(w)                               the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(x)                                   no person has made to the Subscriber any written or oral representations:

(i)                                     that any person will resell or repurchase any of the Securities,

(ii)                                  that any person will refund the purchase price of any of the Securities,

(iii)                               as to the future price or value of any of the Securities, or

(iv)                              that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that the Company’s common stock is currently quoted on the Financial Industry Regulatory Authority’s Over-the-Counter Bulletin Board in the United States.

6.2           In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

7.                                      Waiver

7.1           The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

8.                                      Representations and Warranties will be Relied Upon by the Company

8.1           The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by the Subscriber with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Securities, the Subscriber will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

9.                                      Resale Restrictions

9.1           The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

10.                               Legending and Registration of Subject Securities

10.1         The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

10.2         The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.                               Costs

11.1         The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

12.                               Governing Law

12.1         This Subscription Agreement is exclusively governed by the laws of the State of Nevada.  The Subscriber, in the Subscriber’s personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the State of Nevada.

13.                               Survival

13.1         This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

14.                               Assignment

14.1         This Subscription Agreement is not transferable or assignable.

15.                               Severability

15.1         The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16.                               Entire Agreement

16.1         Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations, warranties, or covenants, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17.                               Notices

17.1         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address on page 10 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

18.                               Counterparts and Electronic Means

18.1         This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

19.                               Language

19.1         The Subscriber acknowledges that the Subscriber has consented to and requested that all documents evidencing or relating in any way to the sale of the Securities be drawn up in the English language only.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date hereinafter set forth.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.             Delivery - please deliver the certificates representing the Shares and Warrants to:

2.             Registration - registration of the certificates representing the Shares and Warrants which are to be delivered at Closing should be made as follows:

(name)

(address)

3.             The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Units as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State and Postal Code of Subscriber)

(Country of Subscriber)

(Fax Number)

(Number of Units to be Purchased)

(Total Subscription Price)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by ONCOSEC MEDICAL INCORPORATED.

DATED at                                                             , the            day of                                     , 2011.

ONCOSEC MEDICAL INCORPORATED

Per:
Authorized Signatory